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                                                                    EXHIBIT 10.9

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------


$454,117.06                                                        June 5, 1998
                                                            Seattle, Washington

     For value received, Encoding.com, Inc., a Delaware corporation (the "Company"), promises to pay to Martin Tobias (the "Holder"), the principal sum
--------                                           ------
of Four Hundred Fifty Four Thousand One Hundred Seventeen Dollars and Six Cents ($454,117.06). Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to five and one-half percent (5.5 %) per annum, compounded annually. This Note is subject to the following terms and conditions:

     1.  Maturity.  Unless converted as provided in Section 2, this Note will
         --------
automatically mature and be due and payable on December 31, 1998 (the "Maturity
                                                                       --------
Date"). Subject to Section 2 below, interest shall accrue on this Note.
----
Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon the insolvency of the Company, the commission of any act of bankruptcy by the Company, the execution by the Company of a general assignment for the benefit of creditors, the filing by or against the Company of a petition in bankruptcy or any petition for relief under the federal bankruptcy act or the continuation of such petition without dismissal for a period of ninety (90) days or more, or the appointment of a receiver or trustee to take possession of the property or assets of the Company.

     2.  Conversion.
         ----------

         (a)   Investment by the Holder.  Some or all of the entire principal
               ------------------------
amount of and (at the Company's option) accrued interest on this Note shall be converted into shares of the Company's equity securities (the "Equity
                                                               ------
Securities") issued and sold at the close of the Company's next equity financing
----------
in a single transaction or a series of related transactions yielding gross proceeds to the Company of at least $1,000,000 in the aggregate (the "Next
                                                                      ----
Equity Financing").  The number of shares of Equity Securities to be issued upon
----------------
such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note plus (if applicable) accrued interest by
(ii) the price per share of the Equity Securities, rounded to the nearest whole share, and the issuance of
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such shares upon such conversion shall be upon the terms and subject to the conditions applicable to the Next Equity Financing. If the Company elects to convert accrued interest into Equity Securities, this election shall apply equally to all of the Notes.

          (b) Mechanics and Effect of Conversion.  No fractional shares of the
              ----------------------------------
Company's capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note pursuant to this Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company. At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with an other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

     3.  Payment.  All payments shall be made in lawful money of the United
         -------
States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of this Note may be made at any time without penalty.


     4.  Transfer; Successors and Assigns. The terms and conditions of this Note
         --------------------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Holder. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

     5.  Governing Law.  This Note and all acts and transactions pursuant hereto
         -------------
and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

     6.  Notices.  Any notice required or permitted by this Note shall be in
         -------
writing and shall be deemed sufficient upon delivery, when delivered

                                      -2-
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personally or by a nationally-recognized delivery service (such as Federal
Express or UPS), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

     7.  Amendments and Waivers.  Any term of this Note may be amended only with
         ----------------------
the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon the Company, the Holder and each transferee of the Note.

     8.  Stockholders, Officers and Directors Not Liable.  In no event shall any
         -----------------------------------------------
stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

                                             COMPANY:

                                             ENCODING.COM, INC.

                                                    /s/ Martin Tobias
                                             By:______________________________

                                                    Martin Tobias
                                             Name:____________________________
                                                         (print)

                                                    Minister of Order & Reason
                                             Title:___________________________

                                             Address:  1725 Westlake Ave. North
                                                       Suite 102
                                                       Seattle, Washington 98109


AGREED TO AND ACCEPTED:

MARTIN TOBIAS

         /s/ Martin Tobias
By:________________________________

         Martin Tobias
Name:______________________________
            (print)

         Minister of Order & Reason
Title:_____________________________

         3601 East Union
Address:___________________________

         Seattle, WA 98122
___________________________________

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